UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 27, 2009
Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)
570-784-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On May 26, 2009 , CCFNB Bancorp, Inc. entered into a Supplemental Executive Retirement Benefit Agreement with Paul K. Page, Chief Lending Officer of First Columbia Bank & Trust Co., Subsidiary of CCFNB Bancorp, Inc.
ITEM 9.01 EXHIBITS.
(c) Exhibits.

Exhibit Number	Description

1	Supplemental Executive Retirement Benefit Agreement of Paul K. Page.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 2009	CCFNB Bancorp, Inc.
	By:	/s/ Jeffrey T. Arnold
	Name:	Jeffrey T. Arnold, CPA, CIA
	Title:	Chief Financial Officer

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